EXHIBIT 10.1

SCHEDULE OF EXECUTIVES RECEIVING SEVERANCE AGREEMENTS


        Name of Executive                   Severance Amount (4(i)(a))
-------------------------------------       --------------------
E. W. Blanch, Jr.                           three (3)
Ian D. Packer                               three (3)
Chris L. Walker                             three (3)
Frank S. Wilkinson, Jr.                     three (3)
James E. Erickson                           two (2)
Daniel P. O'Keefe                           two (2)